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                                                                    Exhibit 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-4 of our reports dated February 28, 1997 and February 25, 1998 related to the consolidated financial statements of Security Capital U.S. Realty, appearing in Security Capital's Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE SARL


Luxembourg
September 2, 1998